UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 6, 2019

SMARTMETRIC, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or other Jurisdiction of Incorporation)

000-54853	05-0543557
(Commission File Number)	(IRS Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500

Las Vegas, NV 89109

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (702)-990-3687

                                 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2019, the majority stockholders of SmartMetric, Inc., a Nevada corporation (the “Company”), approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share, from 300,000,000 shares to 600,000,000 shares. The increase in authorized shares of the Company’s common stock was effected pursuant to a Certificate of Amendment to the Articles of Incorporation (the “Certificate of Amendment”), filed with the Secretary of State of the State of Nevada on December 6, 2019. The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1 hereto, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits:

3.1	Certificate of Amendment to Articles of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTMETRIC, INC.

Date: December 11, 2019	By:	/s/ Chaya Hendrick
Name: Chaya Hendrick
Title: Chief Executive Officer

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